                                                                       EXHIBIT 4


                                    CBQ, INC.
                           (FORMERLY CYBERQUEST, INC.)
                        (A DEVELOPMENT STAGE ENTERPRISE)


                              Financial Statements
                                December 31, 1996

                                    CBQ, INC.
                           (FORMERLY CYBERQUEST, INC.)
                        (A DEVELOPMENT STAGE ENTERPRISE)

                                Table of Contents


                                                                  Page
                                                                 ------
Independent Auditors' Report                                       1

Financial Statements:

     Balance Sheet                                                 2

     Statement of Loss                                             3

     Statement of Stockholders' Deficit                            4

     Statement of Cash Flows                                       5

     Notes to Financial Statements                               6 - 8

INDEPENDENT AUDITORS' REPORT


CBQ, Inc.
Dallas, Texas

We have audited the accompanying balance sheet of CBQ, Inc. (formerly CyberQuest, Inc.) (a development stage enterprise) as of December 31, 1996, and the related statement of loss, stockholders' deficit, and cash flows for the period from inception (April 6, 1995) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CBQ, Inc. as of December 31, 1996, and the results of its operations and cash flows for the period from inception (April 6, 1995) to December 31, 1996 in conformity with generally accepted accounting principles.



/s/ Travis Wolff & Company, L.L.P.

Dallas, Texas
January 8, 1999

                                    CBQ, INC.
                           (FORMERLY CYBERQUEST, INC.)
                        (A DEVELOPMENT STAGE ENTERPRISE)

                                  Balance Sheet
                                December 31, 1996


                                     Assets

Current assets:
    Cash                                                              $   3,208
    Accounts receivable                                                   3,270
                                                                      ---------
                                                                          6,478
Capitalized license fees, net of $37,500
   accumulated depreciation (Note 1 and 3)                              112,500

Deposits and other assets                                                16,953
                                                                      ---------
Total assets                                                          $ 135,931
                                                                      =========

                      Liabilities and Stockholders' Deficit

Current liabilities:
    Accounts payable ($18,282  to affiliate)                          $  19,479
    Accrued liabilities                                                   6,000
                                                                      ---------
                                                                         25,479

Other liabilities (Note 3)                                              153,481
                                                                      ---------
Total liabilities                                                       178,960
                                                                      ---------

Commitments and contingencies (Notes 1 and 3)

Stockholders' Deficit:
    Common stock; 10,000,000 shares authorized; 3,076,333
       issued and outstanding; par value of $.01 per share               30,763
    Accumulated Deficit                                                 (73,792)
                                                                      ---------
                                                                        (43,029)
                                                                      ---------
Total liabilities and stockholders' deficit                           $ 135,931
                                                                      =========


    The accompanying notes are an integral part of the financial statements.

                                    CBQ, INC.
                           (FORMERLY CYBERQUEST, INC.)
                        (A DEVELOPMENT STAGE ENTERPRISE)

                                Statement of Loss
       For the Period From Inception (April 6, 1995) to December 31, 1996


Revenues                                                              $  53,344
                                                                      ---------

Costs and Expenses:
    General and administrative (Note 2)                                  89,636
     Amortization expenses                                               37,500
                                                                      ---------
                                                                        127,136
                                                                      ---------

Net loss                                                              $ (73,792)
                                                                      =========


    The accompanying notes are an integral part of the financial statements.

                                    CBQ, INC.
                           (FORMERLY CYBERQUEST, INC.)
                        (A DEVELOPMENT STAGE ENTERPRISE)

                       Statement of Stockholders' Deficit
       For the Period from Inception (April 6, 1995) to December 31, 1996


                                                       Common Stock
                                                  -----------------------
                                                   Shares         Amount     Accumulated deficit
                                                  ---------     ---------    -------------------
Balance, at inception (April 6, 1995)                    --     $      --        $      --

     Issuance of common stock to
          founders for organization costs and
          acquisition of certain technology
         (Note 2)                                 3,076,333        30,763               --
     Net loss                                            --            --          (73,792)
                                                  ---------     ---------        ---------
Balance, December 31, 1996                        3,076,333     $  30,763        $ (73,792)
                                                  =========     =========        =========


    The accompanying notes are an integral part of the financial statements.

                                    CBQ, INC.
                           (FORMERLY CYBERQUEST, INC.)
                        (A DEVELOPMENT STAGE ENTERPRISE)

                             Statement of Cash Flows
       For the Period From Inception (April 6, 1995) to December 31, 1996


Cash flows provided by operating activities:
    Net loss                                                            $ (73,792)
    Adjustments to reconcile net loss
        to net cash provided by (used in) operating activities:
            Depreciation and amortization                                  37,500
            Changes in operating assets and liabilities:
                Increase in accounts receivable                            (3,270)
                Decrease in deposits and other assets                      13,810
                Increase in accounts payable                               19,479
                Increase in accrued liabilities                             6,000
                Increase in other liabilities                               3,481
                                                                        ---------
        Net cash provided by operating activities                           3,208
                                                                        ---------

Net change in cash                                                          3,208

Cash, beginning of period                                                      --
                                                                        ---------

Cash, end of period                                                     $   3,208
                                                                        =========

Supplemental disclosure of non-cash investing/financing activities:
   Capitalized license fees payable                                     $ 150,000
                                                                        =========
   Issuance of 3,076,333 shares of common stock for
      services rendered and technology                                  $  30,763
                                                                        =========


    The accompanying notes are an integral part of the financial statements.

                                    CBQ, INC.
                           (FORMERLY CYBERQUEST, INC.)
                        (A DEVELOPMENT STAGE ENTERPRISE)

                          Notes to Financial Statements
                                December 31, 1996


Note 1 - The Company and Summary of Significant Accounting Policies

The Company

CBQ, Inc., a development stage enterprise (the "Company"), was incorporated under the laws of the State of Texas on April 6, 1995, and began operation in January 1996. The Company has no significant revenue or operations through December 31, 1996. The Company is developing an internet-based site, Bid4it. Through this site, buyers and sellers can trade products in an auction format.

Cash and cash equivalents

Cash and cash equivalents are defined as cash and investments that have a maturity of less than three months.

Property, equipment and depreciation

Property and equipment are carried at cost. Depreciation is computed on a straight-line basis over the estimated useful life of three years. The carrying value of property and equipment is evaluated periodically in relation to operating performance of the related business.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the financial statements at, and during the reporting periods. Actual results could differ from these estimates.

Income taxes

The Company has a net operating loss for income taxes. Due to the regulatory limitations in utilizing the loss, it is uncertain whether the Company will be able to realize a benefit from these losses. Therefore, a deferred tax asset has not been recorded. There are no significant tax differences requiring deferral.

                                    CBQ, INC.
                           (FORMERLY CYBERQUEST, INC.)
                        (A DEVELOPMENT STAGE ENTERPRISE)

                          Notes to Financial Statements
                                December 31, 1996


Note 1 - The Company and Summary of Significant Accounting Policies -
         (Continued)

Capitalized software

Capitalized software consists of minimum amounts owed under a license agreement. The amounts are being amortized on a straight-line basis over a period of three years.


Note 2 - Common Stock and Related Party Transactions

The Company acquired an Internet site, GoodStuffCheap from an entity - Commonwealth Trading Company, wholly owned by a Company's shareholder in exchange for 214,667 shares of common stock. The Company also issued 150,000 shares for certain services and expenses incurred. The shares were recorded at par value with a charge to general and administrative expense. The site is designed to and has operated as an e-commerce site for buyers and sellers of less-costly items. The site is functional but not currently operating due to management's focus on developing Bid4it. Management intends to utilize this site as a secondary trade site relative to Bid4it.

The Company's shareholders completed activities necessary to form the entity and operations. In lieu of wages, the shareholders received 2,500,000 shares of common stock. The shares were recorded at par value with a charge to general and administrative expense.


Note 3 - Commitments

On April 19, 1996, the Company entered into an agreement with Electronic Data System Corporation ("EDS") to license certain proprietary software. The license agreement terminates at the earlier of April 19, 2004 or upon the Company's payment to EDS of $350,000, including amounts related to the license of certain technology discussed below. No royalties were owed at December 31, 1996.

Other liabilities include an amount due Electronic Data System Corporation related to the license of certain technology used in the development of the Bid4it web site. The amount is due in annual installments of $50,000 in 1997 and $75,000 in 1998. The agreement was subsequently amended to extend the payments dates to 1999 and 2000, respectively and to extend the termination date of the license agreement to April 2006.

                                    CBQ, INC.
                           (FORMERLY CYBERQUEST, INC.)
                        (A DEVELOPMENT STAGE ENTERPRISE)

                          Notes to Financial Statements
                                December 31, 1996


Note 4 - Risks and Uncertainties

The Company's results in the development, operations and servicing of the Bid4it operations may vary significantly given the nature of the emerging but competitive Internet market. The success of the Company will depend upon a variety of factors not within the Company's control, such as: internet growth, risk of internet failures, competition, changes in technology, fraud, and government regulations.


Note 5 - Reorganization

In February 1997, the shareholders of the Company exchanged their investment in common stock of the Company for limited partnership interests in CyberQuest, Ltd. CyberQuest, Ltd. assumed the assets and liabilities of the Company.